UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 15, 2004

                      Access Worldwide Communications, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                     000-23489                 52-1309227
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(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File Number)            Identification No.)

4950 Communication Avenue, Suite 300, Boca Raton, FL                   33431
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   (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (561) 226-5000

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02- Results of Operations and Financial Condition

On November 15, 2004, Access Worldwide Communications, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2004. A copy of the press release is furnished as an exhibit to this report.

                                    Signature
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Access Worldwide Communications, Inc.

Date: November 16, 2004               By: /s/ Richard A. Lyew
                                      ----------------------------
                                      Richard A. Lyew, Executive Vice President
                                      & Chief Financial Officer (principal
                                      financial and accounting officer)